UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2023

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-262106	87-3100817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Crosby Drive,	Bedford,	MA	01730
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	AZPN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 13, 2023, Chantelle Breithaupt, the Chief Financial Officer of Aspen Technology, Inc. (the “Company”) submitted her resignation, effective December 31, 2023 (the “Effective Date”). Ms. Breithaupt’s resignation was a personal decision to pursue another opportunity and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Ms. Breithaupt will remain Chief Financial Officer of the Company until the Effective Date. Christopher Stagno, who currently serves as Senior Vice President, Chief Accounting Officer, will assume the role of Interim Chief Financial Officer, effective January 1, 2024, should a permanent Chief Financial Officer not have been named by such time. The Company has commenced a search for a new Chief Financial Officer.

Item 7.01	Regulation FD Disclosure.
On October 19, 2023, the Company issued a press release announcing that Ms. Breithaupt, the Chief Financial Officer of the Company, submitted her resignation, effective December 31, 2023.
The information in Item 7.01 of this Current Report on Form 8-K and in the press release furnished as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Press release issued by Aspen Technology, Inc. on October 19, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: October 19, 2023	By:	/s/ Mark Mouritsen
Mark Mouritsen
Senior Vice President, Chief Legal Officer